EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BSML, Inc. for the thirteen-week period ended March 29, 2008 as filed May 19, 2008 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSML, Inc.

Date: May 19, 2008	By:	/s/ Marc Applebaum
Marc Applebaum
Chief Financial Officer (Principal Financial Officer)